EXHIBIT 4.05

COMMON STOCK                                                        COMMON STOCK
NUMBER                              [LOGO]                          SHARES
ORACLE CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE SIDE FOR CERTAIN
IN BOSTON, MA OR NEW YORK, NY                DEFINITIONS AND A STATEMENT OF
                                             RIGHTS, PREFERENCES, AND PRIVILEGES

CUSIP 68389X 10 5
 THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                              ORACLE CORPORATION

transferable on the books of the Corporation by the record holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
  -------------------------      [SEAL]            /s/ Lawrence J. Ellison
Counter signed and Registered:                 Chairman of the Board and Chief
      Fleet National Bank                             Executive Officer

            Transfer Agent and Registrar

BY                                                 /s/ Daniel Cooperman
            Authorized Signature                        Secretary
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ORACLE CORPORATION

A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes and series of the shares authorized to be issued and upon the holders thereof may be obtained upon request and without charge from the Corporation at its principal executive office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common                       UNIF GIFT MIN ACT - _______Custodian__________
TEN ENT -  as tenants by the entireties                                    (Cust)           (Minor)
JT TEN  -  as joint tenants with right of survivorship                    under Uniform Gifts to Minors
           and not as tenants in common                                           Act___________
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FLEET NATIONAL BANK
FORMERLY KNOWN AS BANKBOSTON, N.A.
AS THE SUCCESSOR RIGHTS AGENT

    For Value Received, _______hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________

                                                    ----------------------------
                                                    Notice: The signature to
                                                    this assignment must
                                                    correspond with the name as
                                                    written upon the face of the
                                                    certificate in every
                                                    particular, without
                                                    alteration or enlargement or
                                                    any change whatever.
Signature(s) Guaranteed By

THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Preferred Shares Rights Agreement between Oracle Corporation and Fleet National Bank, formerly known as BankBoston, N.A., the successor rights agent, dated as of March 31, 1998, as amended by Amendment Number One thereto, dated as of February 8, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Oracle Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Oracle Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefore. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.